                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or  Rule 14a-12


                                Semele Group Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:


              -----------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:


              -----------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


              -----------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:


              -----------------------------------------------------------------
       (5)    Total fee paid:


              -----------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:


        -----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:


        -----------------------------------------------------------------------
    (3) Filing Party:


        -----------------------------------------------------------------------
    (4) Date Filed:


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
                              [SEMELE LETTERHEAD]

                                          October 12, 2001

Dear Stockholder:

    You are cordially invited to attend a Special Meeting of the Stockholders of Semele Group Inc. in lieu of the 2001 Annual Meeting, to be held at the offices of Semele at 200 Nyala Farms, Westport, Connecticut, on November 27, 2001, at 10:00 a.m., local time.

    At the Meeting, stockholders of record as of October 11, 2001, will be asked to elect one director to Semele's Board and to concur in the selection of Semele's auditors. Details of the business to be conducted at the Meeting are contained in the accompanying Notice of Special Meeting and Proxy Statement, which you are encouraged to read carefully.

    Whether or not you plan to attend the Meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Meeting. If you attend the Meeting, you may vote in person, even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated. This solicitation is authorized by and is made on behalf of Semele's Board of Directors.

                                          Sincerely,
                                          SEMELE GROUP INC.
                                          James A. Coyne
                                          President and Chief Operating Officer

                               SEMELE GROUP INC.
                                200 NYALA FARMS
                          WESTPORT, CONNECTICUT 06880
                                 (203) 341-0555
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           IN LIEU OF ANNUAL MEETING

To the Stockholders of Semele Group Inc.:

    Notice is hereby given that a Special Meeting of Stockholders of Semele Group Inc., a Delaware corporation, in lieu of Annual Meeting will be convened at the offices of Semele at 200 Nyala Farms, Westport, Connecticut, on November 27, 2001, at 10:00 a.m., local time. All stockholders are entitled to attend the Meeting, which will be held for the following purposes:

1. To elect one director to hold office until the 2004 Annual Meeting of Stockholders, or otherwise as provided in Semele's By-Laws;

2. To concur in the selection of Ernst & Young LLP as Semele's independent auditor for the year ending December 31, 2001; and

3. To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

    Only stockholders of record at the close of business on October 11, 2001, are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. A list of these stockholders will be available for inspection at Semele's offices for at least ten days prior to the Meeting.

    A Proxy Statement and form of proxy are enclosed. Also enclosed is Semele's 2000 annual report on Form 10-KSB. Whether or not you expect to attend the Meeting, it is important that you fill in, sign, date and mail in the proxy in the enclosed envelope so that your shares may be voted for you.

October 12, 2001

                                          By order of the Board of Directors:
                                          Craig D. Mills
                                          Secretary

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
PRINCIPAL HOLDERS OF SEMELE COMMON STOCK....................      4
MATTERS TO BE CONSIDERED BY STOCKHOLDERS....................      5
  PROPOSAL 1: ELECTION OF DIRECTORS.........................      5
  NOMINEE...................................................      5
  CONTINUING DIRECTORS......................................      6
  RECOMMENDATION OF THE BOARD...............................      7
  PROPOSAL 2: SELECTION OF INDEPENDENT AUDITOR..............      7
  AUDIT FEES................................................      7
  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
    FEES....................................................      7
  ALL OTHER FEES............................................      7
  RECOMMENDATION OF THE BOARD...............................      8
EXECUTIVE OFFICERS..........................................      8
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS............      9
  DIRECTOR COMPENSATION.....................................      9
  EXECUTIVE COMPENSATION....................................      9
  EXECUTIVE AND DIRECTOR STOCK OPTION PLAN..................     11
  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............     11
  REPORT OF THE AUDIT COMMITTEE.............................     15
STOCKHOLDER PROPOSALS.......................................     15
OTHER MATTERS...............................................     16

                                PROXY STATEMENT
                                      FOR
                       SPECIAL MEETING OF STOCKHOLDERS OF
                               SEMELE GROUP INC.
                           IN LIEU OF ANNUAL MEETING
                               NOVEMBER 27, 2001

    This Proxy Statement is furnished to the holders of shares of the Common Stock, par value $.10, of Semele Group Inc., a Delaware corporation, in connection with the solicitation of proxies by Semele's Board of Directors for use at a Special Meeting of Stockholders in lieu of Annual Meeting. The Meeting will be convened on November 27, 2001, at approximately 10:00 a.m., local time, and any adjournment or postponement of the Meeting will be announced at the Meeting. Copies of this Proxy Statement, and the enclosed form of proxy, were first sent or given to stockholders on or about October 18, 2001. Stockholders who wish to attend the Meeting should contact Semele at (203) 341-0555 so that arrangements can be made.

    Shares represented by properly executed proxies in the enclosed form received by the Board of Directors prior to the Meeting will be voted at the Meeting. Shares not represented by properly executed proxies will not be voted. If a stockholder specifies a choice with respect to any proposal to be acted on at the Meeting, the shares represented by that proxy will be voted as specified. If a stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal to be acted on, the shares represented by that proxy will be voted on that proposal in accordance with the recommendation of the Board of Directors as described in this Proxy Statement. A stockholder who signs and returns a proxy in the enclosed form may revoke it by: (i) giving written notice of revocation to Semele before the proxy is voted at the Meeting;
(ii) executing and delivering a later-dated proxy before the proxy is voted at the Meeting; or (iii) attending the Meeting and voting the shares in person. Merely attending the Meeting will not be sufficient to revoke a proxy.

    Semele will bear all costs in connection with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the use of the mails, proxies may be solicited by Semele's directors and officers and by employees of Equis Financial Group Limited Partnership, which provides administrative services to Semele. None of these individuals will be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements will also be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of proxies and proxy materials to the beneficial owners of the Common Stock held of record by those persons, and Semele may reimburse those custodians, nominees and fiduciaries for their expenses in so doing.

    The close of business on October 11, 2001, has been fixed as the date for determining those stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). At the Record Date, Semele had 2,078,718 shares outstanding, each of which entitles the holder to one vote at the Meeting. Only stockholders of record at the Record Date will be entitled to vote at the Meeting. The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum. For the proposal to elect a director, the nominee receiving the greatest number of votes cast by holders of Semele's Common Stock present in person or by proxy at the Meeting and entitled to vote will be elected as a director of Semele. The proposal to concur in the selection of Semele's auditors requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the matter. Abstentions, withheld votes and broker non-votes (i.e., shares held by brokers that are present but not voted because the brokers are prohibited from exercising discretionary authority) will be counted in calculating the number of shares present in person or by proxy at the Meeting for purposes of establishing a quorum for the transaction of business. Abstentions will be counted in calculating the number of shares entitled to vote on a matter, whereas broker non-votes will be excluded.

                    PRINCIPAL HOLDERS OF SEMELE COMMON STOCK

    The following table sets forth certain information regarding beneficial owners of Common Stock at the Record Date by: (i) each person or entity who is known by Semele to own more than 5% of the Common Stock (together with such person's address); (ii) each director and each executive officer of Semele named in the executive compensation table; and (iii) all current directors and officers as a group. Share amounts and percentages shown for each person or entity are adjusted to give effect to shares of Common Stock that are not outstanding but may be acquired by that person or entity upon exercise of all options and warrants exercisable by that person or entity within 60 days of the Record Date. However, those shares of Common Stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person or entity.

                                                                                  PERCENT OF
NAME OF PERSON OR ENTITY                                      NUMBER OF SHARES   TOTAL SHARES
------------------------                                      ----------------   ------------
AFG Hato Arrow Limited Partnership..........................       198,700(1)        9.6%
AFG Dove Arrow Limited Partnership
  AIP/Larkfield Limited Partnership
  c/o Equis Financial Group
  88 Broad Street
  Boston, Massachusetts 02110
Gary D. Engle, Chairman, Chief Executive Officer,                  836,794(2)       40.3%
  Director..................................................
James A. Coyne, President, Chief Operating Officer,                366,747(3)       17.6%
  Director..................................................
Walter E. Auch, Sr., Director...............................         6,100(4)    Less than 1%
Joseph W. Bartlett, Director................................         5,000(4)    Less than 1%
Robert M. Ungerleider, Director.............................         5,600(4)    Less than 1%
All Directors and Officers of Semele as a group (six               1,220,241        58.3%
  persons)..................................................

------------------------

(1) Based upon reports filed with the Securities and Exchange Commission (the "SEC") by certain affiliates of Equis Financial Group Limited Partnership ("EFG") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), indicating ownership of 5% or more of the outstanding Common Stock. At the Record Date: (i) AFG Hato Arrow Limited Partnership owns 63,544 shares, amounting to 3.1% of the outstanding Common Stock; (ii) AFG Dove Arrow Limited Partnership owns 61,673 shares, amounting to 3% of the outstanding Common Stock; and (iii) AIP/Larkfield Limited Partnership owns 73,483 shares, amounting to 3.5% of the outstanding Common Stock. Gary D. Engle, Chairman, Chief Executive Officer and a director of Semele, has effective control over the operation of each of these limited partnerships.

(2) Includes 1,100 shares owned directly, 554,854 shares owned by a family corporation over which Mr. Engle has control and 82,140 shares owned by the trustee of a rabbi trust for the benefit of Mr. Engle over which Mr. Engle has voting control. The shares held by such trustee represent salary deferred by Mr. Engle through the Record Date pursuant to Semele's Incentive Compensation Plan. Because Mr. Engle has effective control over AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AIP/Larkfield Limited Partnership, he is also deemed to beneficially own the 198,700 shares owned by those partnerships.

(3) Includes 284,608 shares owned directly and 82,139 shares owned by the trustee of a rabbi trust for the benefit of Mr. Coyne over which Mr. Coyne has voting control. The shares held by such trustee represent salary deferred by Mr. Coyne through the Record Date pursuant to Semele's Incentive Compensation Plan.

(4) Includes 5,000 shares underlying currently-exercisable options granted under Semele's 1994 Executive and Director Stock Option Plan.

    Semele is not aware of any other person who, alone or as part of a group, beneficially owns more than 5% of the outstanding shares of Common Stock at the Record Date. Semele is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of Semele.

    Section 16(a) of the Exchange Act requires Semele's officers and directors, and persons who own more than 10% of a registered class of Semele's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of Semele with the SEC and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, directors and greater than 10% stockholders to furnish Semele with copies of all these forms filed with the SEC or the NASD.

    To Semele's knowledge, based solely on its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, Semele believes that all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with for 2000, except that Gary D. Engle inadvertently filed a late report with respect to three transactions that occurred in December 2000 and Mr. Engle and James A. Coyne each inadvertently filed a late report with respect to monthly acquisitions in 2000 by a rabbi trust for their benefit.

                    MATTERS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL 1: ELECTION OF DIRECTORS

    One individual will be elected at the Meeting to serve as a director of Semele for a three-year term expiring at the 2004 Annual Meeting. The nominee for the class whose term will expire at the 2004 Annual Meeting is James A. Coyne, who is being nominated for re-election. If the nominee should become unavailable for any reason, the votes for the nominee will be cast for a substitute nominee designated by the Board of Directors. The directors have no reason to believe that Mr. Coyne will be unavailable to serve.

NOMINEE.

    The nominee for director is as follows:

                                            YEAR DURING WHICH
                                            INDIVIDUAL FIRST           OTHER PRINCIPAL OCCUPATION(S)
NAME                               AGE      BECAME A DIRECTOR               DURING PAST 5 YEARS
----                             --------   -----------------   --------------------------------------------
James A. Coyne.................     41            1997          Mr. Coyne has been President and Chief
                                                                Operating Officer of Semele since May 1997.
                                                                Mr. Coyne is Executive Vice President of
                                                                Equis Financial Group ("EFG") and Senior
                                                                Vice President of AFG ASIT Corporation. Mr.
                                                                Coyne is also a director of PLM
                                                                International, Inc. Mr. Coyne joined EFG in
                                                                1989, remained until May 1993, and rejoined
                                                                EFG in November 1994. Mr. Coyne holds a
                                                                masters degree in accounting from Case
                                                                Western Reserve University and a B.S. degree
                                                                in Business Administration from John Carroll
                                                                University and is a Certified Public
                                                                Accountant.

CONTINUING DIRECTORS.

    The continuing directors of Semele are as follows:

                                            YEAR DURING WHICH
                                            INDIVIDUAL FIRST           OTHER PRINCIPAL OCCUPATION(S)
NAME                               AGE      BECAME A DIRECTOR               DURING PAST 5 YEARS
----                             --------   -----------------   --------------------------------------------
Walter E. Auch, Sr.............     80            1987          Prior to retiring, Mr. Auch was the Chairman
                                                                and Chief Executive Officer of the Chicago
                                                                Board Options Exchange. Mr. Auch is a
                                                                director of Smith Barney Concert Series
                                                                Funds, Smith Barney Trak Fund, The Brinson
                                                                Partners Funds and Nicholas Applegate Funds.
                                                                He is also a trustee of Hillsdale College
                                                                and the Arizona Heart Institute. Mr. Auch is
                                                                also a trustee of Banyan Strategic Realty
                                                                Trust. Mr. Auch's term expires at the 2003
                                                                Annual Meeting.

Joseph W. Bartlett.............     68            1997          Mr. Bartlett has been a partner in the law
                                                                firm of Morrison & Foerster LLP since March
                                                                1996. Mr. Bartlett is also a director of
                                                                Simon Worldwide Inc., which designs,
                                                                manufactures and distributes products for
                                                                promotional programs and custom-designed
                                                                sports apparel and accessories. Mr.
                                                                Bartlett's term expires at the 2002 Annual
                                                                Meeting.

Gary D. Engle..................     53            1997          Mr. Engle has been Chairman and Chief
                                                                Executive Officer of Semele since November
                                                                1997. Mr. Engle is President and Chief
                                                                Executive Officer of EFG, sole shareholder
                                                                and director of its general partner, Equis
                                                                Corporation, and a Vice President and a
                                                                director of several of EFG's subsidiaries
                                                                and affiliates, including AFG ASIT
                                                                Corporation. Mr. Engle acquired control of
                                                                EFG in December 1994. Mr. Engle is also a
                                                                director of PLM International, Inc. Mr.
                                                                Engle has an M.B.A. degree from Harvard
                                                                University and an B.S. degree from the
                                                                University of Massachusetts (Amherst). Mr.
                                                                Engle's term expires at the 2003 Annual
                                                                Meeting.

Robert M. Ungerleider..........     60            1987          Mr. Ungerleider is of counsel to the law
                                                                firm of Felcher Fox & Litner. Mr.
                                                                Ungerleider has founded, developed and sold
                                                                a number of startup ventures including
                                                                Verifone Finance, an equipment leasing
                                                                company, Smartpage, a paging service
                                                                company, and Financial Risk Underwriting
                                                                Agency, Inc., an insurance firm specializing
                                                                in financial guarantee transactions. Mr.
                                                                Ungerleider's term expires at the 2002
                                                                Annual Meeting.

    The Board met three times during 2000. The directors have established two committees of the Board, an audit committee and a compensation committee. The audit committee, which is composed of Messrs. Auch, Bartlett and Ungerleider, met once during 2000. The audit committee reviews the scope of and the results of the audit by the independent public accountants and reviews the adequacy of Semele's internal accounting and financial controls. The compensation committee, which is composed of Messrs. Bartlett and Ungerleider, met once during 2000. The compensation committee is responsible for reviewing and making recommendations to the Board on matters concerning the compensation of executive officers. All directors attended at least 75% of the total number of meetings of the Board of Directors and each committee on which they served during 2000. The directors have not established a nominating committee or other committee performing a similar function.

RECOMMENDATION OF THE BOARD.

    The Board hereby recommends and nominates the following nominee for election as a director of Semele by the stockholders at the Meeting to serve until the 2004 Annual Meeting of Stockholders: James A. Coyne.

    VOTE REQUIRED. The nominee receiving the highest vote total will be elected as a director of Semele.

PROPOSAL 2: SELECTION OF INDEPENDENT AUDITOR

    Semele's financial statements, including those for the year ended
December 31, 2000, are included in the annual report on Form 10-KSB being furnished to all stockholders with this Proxy Statement. The year-end statements have been audited by the independent firm of Ernst & Young LLP, which has served as Semele's independent auditor since the year ended December 31, 1989. The Board believes that Ernst & Young is knowledgeable about Semele's operations and accounting practices and is well qualified to act in the capacity of independent auditor. Therefore, the Board has selected Ernst & Young as Semele's independent auditor to examine its financial statements for the year ended December 31, 2001. Although the selection of an auditor does not require a stockholder vote, the Board believes it is desirable to obtain the concurrence of the stockholders to this selection. In the event of a negative vote, the Board will reconsider its selection.

    Representatives of Ernst & Young are not expected to be present at the Meeting.

AUDIT FEES.

    The aggregate fees billed by Ernst & Young for professional services rendered for the audit of Semele's financial statements for the year ended December 31, 2000, and for Ernst & Young's reviews of the financial statements included in Semele's quarterly reports on Form 10-QSB during such year were approximately $93,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

    Ernst & Young did not provide any financial design or implementation services to Semele in the year ended December 31, 2000.

ALL OTHER FEES.

    The aggregate fees billed by Ernst & Young for professional services, other than services related to the audit of Semele's financial statements, during the year ended December 31, 2000, were approximately $71,000. These fees related primarily to services rendered in connection with accounting and tax matters.

RECOMMENDATION OF THE BOARD.

    The Board considers Ernst & Young to be well-qualified, and recommends that the stockholders adopt the following resolution which will be presented for a vote of the stockholders at the Meeting:

    RESOLVED, that the stockholders concur in the appointment, by the Board, of Ernst & Young LLP to serve as Semele's independent auditor for the year ended December 31, 2001.

    VOTE REQUIRED. The affirmative vote of a majority of the shares present in person or by proxy at the Meeting is required for the adoption of the foregoing resolution.

                               EXECUTIVE OFFICERS

    The following table sets forth information with respect to Semele's executive officers. Each officer is elected annually by the directors and serves until his successor is elected and qualified or until his death, resignation or removal by the directors:

NAME                        AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS              OFFICE
----                      --------   -----------------------------------------  -------------------------------
Gary D. Engle...........     53      See "Proposal 1--Election of Directors--   Chairman and Chief Executive
                                     Continuing Directors" above                Officer

James A. Coyne..........     41      See "Proposal 1--Election of Directors--   President and Chief Operating
                                     Nominees" above                            Officer

Michael J. Butterfield..     42      Mr. Butterfield has been Chief Financial   Chief Financial Officer and
                                     Officer of Semele since June 2000 and      Treasurer
                                     Treasurer of Semele since November 1997.
                                     Mr. Butterfield is Executive Vice
                                     President and Chief Operating Officer of
                                     EFG and certain of its affiliates. He is
                                     Treasurer of AFG ASIT Corporation. Mr.
                                     Butterfield was appointed Vice President,
                                     Finance, and Treasurer of EFG in April
                                     1996, Senior Vice President in July 1999
                                     and Executive Vice President and Chief
                                     Operating Officer in June 2000. Mr.
                                     Butterfield attained his Associate
                                     Chartered Accountant (A.C.A.)
                                     professional qualification in New Zealand
                                     and has completed his C.P.A. requirements
                                     in the United States. Mr. Butterfield
                                     holds a Bachelor of Commerce degree from
                                     the University of Otago, Dunedin, New
                                     Zealand.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION.

    Semele's non-employee directors are paid an annual fee of $15,000, payable quarterly, plus $875 for each Board meeting, including meetings of the compensation and audit committees, attended in person and $250 an hour for each Board meeting, including meetings of the compensation and audit committees, attended via telephonic conference call. In addition, each director is reimbursed for out-of-pocket expenses incurred in attending meetings of the Board.

EXECUTIVE COMPENSATION.

    Compensation paid to Messrs. Engle and Coyne for the years ended December 31, 2000, 1999 and 1998, is as follows:

                                                                                         LONG-TERM COMPENSATION
                                                                         -------------------------------------------------------
                                                                                      AWARDS                PAYOUTS
                                                                          OTHER     ----------              --------
                                            ANNUAL COMPENSATION           ANNUAL    RESTRICTED                         ALL OTHER
                                      --------------------------------   COMPEN-      STOCK      OPTIONS      LTIP      COMPEN-
    NAME AND PRINCIPAL POSITION         YEAR       SALARY      BONUS      SATION      AWARDS     SARS (#)   PAYOUTS     SATION
------------------------------------  --------   ----------   --------   --------   ----------   --------   --------   ---------
Gary D. Engle, Chairman.............    2000     $120,000(1)    n/a        n/a          n/a        n/a        n/a         n/a
and Chief Executive                     1999     $120,000(1)    n/a        n/a          n/a        n/a        n/a         n/a
Officer                                 1998     $120,000(1)    n/a        n/a          n/a        n/a        n/a         n/a

James A. Coyne, President...........    2000     $120,000(1)    n/a        n/a          n/a        n/a        n/a         n/a
and Chief Operating                     1999     $120,000(1)    n/a        n/a          n/a        n/a        n/a         n/a
Officer                                 1998     $120,000(1)    n/a        n/a          n/a        n/a        n/a         n/a

------------------------

(1) Payment of these amounts has been deferred. The amounts are being held for the account of the executive in the form of shares of Common Stock of Semele in a rabbi trust. See discussion below.

    Mr. Engle serves as Chief Executive Officer of Semele pursuant to an executive employment agreement dated November 10, 1997, and Mr. Coyne serves as Chief Operating Officer of Semele pursuant to an executive employment agreement dated May 1, 1997. The provisions of the two agreements (the "Agreements") are identical.

    Pursuant to the Agreements, Semele pays each executive a base salary at the rate of not less than $120,000 per year, subject to adjustment by the Board of Directors based upon the performance by the executive of his duties and the financial performance of Semele. Semele paid each executive a base salary of $120,000 for services rendered to Semele in 2000, which both of the executives deferred under the incentive compensation plan discussed below. Under the Agreements, each executive is also entitled to receive such incentive or performance cash bonuses as the Board may determine from time to time.

    The Agreements provide that the executives' salary under the Agreements will be deferred under an incentive compensation plan (the "Incentive Plan") established for the executives, unless the executive for any prospective period elects to have his salary paid to him directly. The Agreements also provide that Semele will defer under the Incentive Plan, on account of each executive with respect to each fiscal year of Semele, an incentive bonus amount equal to 6% of Semele's pre-tax profits for that year, excluding results attributable to Semele's Rancho Malibu property in Malibu, California. With respect to the Rancho Malibu property, the Agreements provide that Semele will contribute on account of each executive an incentive bonus amount equal to 10% of the amounts that Semele realizes in excess of its carrying value for the property. Finally, Semele acting through the compensation committee of the Board of Directors may defer from time to time under the Incentive Plan additional discretionary bonuses for the executives. To date, no incentive bonus amounts have been paid to or deferred on account of either executive.

    Pursuant to the Agreements and the Incentive Plan, both Mr. Engle and Mr. Coyne deferred their respective base salaries under the Agreements from the time their employment began through December 2000, which are being held in the form of 82,140 and 82,139 shares of Common Stock, respectively, in a rabbi trust established by Semele in connection with the Incentive Plan. For 1997, the number of shares of Common Stock held for the account of each executive was determined under the Incentive Plan by dividing the dollar amount of the salary deferred by the closing price of a share of Semele's Common Stock on December 30, 1997, the effective date of the Incentive Plan. For 1998 and thereafter, the number of shares of Common Stock held for the account of each executive has been determined under the Incentive Plan by dividing the dollar amount of the salary deferred each month by the average of the closing prices of a share of Semele's Common Stock for the last ten trading days of the month. Neither executive has deferred his base salary for 2001. To date, each executive's base salary for 2001 has been accrued on the books of the Company; no amount has been paid to either of them.

    Amounts attributable to an executive's salary deferred under the Incentive Plan are not subject to forfeiture. Amounts attributable to an executive's bonuses deferred under the Incentive Plan are forfeited upon Semele's termination of the executive for cause under his Agreement. All amounts forfeited are returned to Semele. The Agreement provides that "cause" means that the Board of Directors of Semele has determined that (i) the executive has repeatedly failed or refused to perform his duties under the Agreement and the failure or refusal has continued for 30 days following written notice from the Board, (ii) the executive has breached his covenant not to use or disclose proprietary information of Semele or his covenant not to solicit employees to leave Semele or (iii) the executive has committed fraud, embezzlement, misappropriation of funds, malfeasance or other act of dishonesty against Semele which has a material adverse affect on Semele.

    Pursuant to the Agreements, incentive stock options to purchase 40,000 shares of Common Stock of Semele at an exercise price of $9.25 per share were granted to each executive on December 30, 1997. These options were cancelled in connection with the acquisition of 85% of Equis II Corporation on December 22, 1999.

    Additional benefits to which the executives are entitled under the Agreements include such amount of paid vacation per calendar year and such health, life and disability insurance protection as the executive reasonably requests.

    Following an initial term which ended on December 31, 2000, the Agreements automatically renew for additional one-year terms unless either party gives written notice to the other not less than 30 days prior to the end of the original term or any renewal term that the party does not wish to renew the Agreement. Semele may terminate the Agreements for cause, and the executive may terminate his Agreement at any time upon 60 days' prior written notice. In addition, the executive may terminate his Agreement effective immediately within 60 days of a Change-in-Control, and in that event Semele must continue the executive's salary and fringe benefits under his Agreement and his incentive compensation under the Incentive Plan for a period of 18 months. For purposes of the Agreement, a "Change-in-Control" means an occurrence whereby (i) any person, partnership, corporation, entity or group (as that term is used in the Securities Exchange Act of 1934), in any single transaction or series of related transactions, directly or indirectly acquires beneficial ownership of more than 50% of Semele's voting securities or substantially all of Semele's assets, or
(ii) individuals who were members of the Board immediately prior to a meeting of stockholders involving a contest for the election of directors do not constitute a majority of the Board following such election or (iii) the executive fails to be elected or re-elected to the Board, unless the executive was not nominated with his consent. If Semele terminates an executive or Semele elects not to renew an executive's Agreement within

24 months following a Change-in-Control, Semele must pay to the executive in a lump sum an amount equal to the greater of (i) three times the base salary paid to the executive in the 36 months preceding the Change-in-Control and (ii) the base salary due to be paid the executive through the end of the term (or renewal term) of his Agreement. If Semele terminates the employment of an executive without cause, all payments under his Agreement continue through the end of the then term. If Semele elects not to renew an executive's Agreement at the end of the original term or any renewal term, the executive will receive a termination settlement equal to 12 months' salary and will continue to receive insurance benefits for 12 months, unless such non-renewal occurs within 24 months following a Change-in-Control, in which event the executive will receive the benefits described above. Upon termination of an Agreement voluntarily by an executive, upon the election by the executive not to renew his Agreement or by Semele for cause, all payments and benefits under the Agreement cease on the date of termination. If Mr. Engle ceases to be Chief Executive Officer and a director of Semele and if Mr. Coyne ceases to be President and a director of Semele, except if the executive resigns voluntarily or is terminated for cause, the notes issued by Semele in the Equis II acquisition, which had an outstanding principal balance of $13,002,000 at June 30, 2001, become immediately due and payable.

EXECUTIVE AND DIRECTOR STOCK OPTION PLAN.

    No stock options were granted or exercised under Semele's 1994 Executive and Director Stock Option Plan by executive officers in 2000. During 1999, in connection with the acquisition of Equis II, Messrs. Engle and Coyne delivered back to Semele, and Semele cancelled, the options that each of them held to purchase 40,000 shares of Common Stock of Semele at an exercise price of $9.25 per share. Currently, no executive officer holds any options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

    On December 22, 2000, an affiliate of Semele, MILPI Acquisition Corp., entered into an agreement and plan of merger to acquire PLM
International, Inc., a San Francisco-based equipment leasing and asset management company. The plan of merger involved a tender offer by MILPI Acquisition Corp. to purchase all of the outstanding Common Stock of PLM for cash. MILPI Acquisition Corp. is a wholly-owned subsidiary of MILPI Holdings LLC, which is owned by four Delaware business trusts (the "Trusts") that are engaged in the equipment leasing and real estate businesses. The Trusts are consolidated affiliates of the Company.

    The Trusts collectively paid $1.2 million for their membership interests in MILPI Holdings, and MILPI Holdings purchased the Common Stock of MILPI Acquisition Corp. for an aggregate purchase price of $1.2 million. MILPI Acquisition Corp. then entered into the agreement to acquire up to 100% of the outstanding Common Stock of PLM, for an approximate purchase price of up to $27 million. Pursuant to the agreement, on December 29, 2000, MILPI Acquisition Corp. commenced a tender offer to purchase any and all of PLM's outstanding Common Stock.

    Pursuant to the cash tender offer, MILPI Acquisition Corp. acquired 83% of PLM's common stock in February 2001 for a total purchase price of approximately $21.7 million. Under the terms of the agreement, MILPI Acquisition Corp. will merge into PLM, with PLM becoming the surviving entity, upon the approval of the holders of 50.1% of PLM's outstanding Common Stock. PLM filed preliminary proxy materials with the Securities and Exchange Commission on February 9, 2001, relating to a special meeting of its stockholders to vote on the merger proposal. Because MILPI Acquisition Corp. owns 83% of PLM's Common Stock, its vote alone is sufficient to assure the approval of the merger proposal at the special meeting, and MILPI Holdings has agreed to cause MILPI Acquisition Corp. to vote all of its shares in favor of the merger proposal. Once the merger is approved, the Trusts will jointly own 100% of the outstanding Common Stock of PLM through their 100% interest in MILPI Holdings. In connection with its review of the preliminary proxy materials, the staff of the SEC has informed the Trusts that it believes the Trusts may be unregistered investment companies within the meaning of the Investment Company Act of 1940 (the " '40 Act"). AFG ASIT Corporation, an indirect wholly-owned subsidiary of Semele and the Managing Trustee of the Trusts, is engaged in discussions with the staff regarding this matter. The Trusts believe that they are not investment companies; however, it is possible that the Trusts may have unintentionally engaged in an activity or activities that may be construed to fall within the scope of the '40 Act. If necessary, each of the Trusts intends to avoid being deemed an investment company by means that may include disposing of or acquiring certain assets that it might not otherwise dispose of or acquire. The parties do not intend to schedule the special meeting of stockholders of PLM pending resolution of this issue. If the merger is approved, the Trusts may be required to provide an additional $4.4 million to acquire the remaining 17% of PLM's outstanding Common Stock. Gary D. Engle, Chief Executive Officer and Chairman of the Board of Directors of Semele, and James A. Coyne, President and Chief Operating Officer of Semele, are officers and directors of MILPI Acquisition Corp.

    In December 1999, Semele purchased, for approximately $19.6 million, 85% of the stock of Equis II Corporation from Gary D. Engle, James A. Coyne and certain trusts established for the benefit of Mr. Engle's children. During the first quarter of 2000, Semele obtained shareholder approval for the issuance of 510,000 shares of Common Stock to Messrs. Engle and Coyne and the trusts to purchase the remaining 15% of Equis II. The market value of the shares issued was $2,358,750 ($4.625 per share) based upon the closing price of Semele's Common Stock on April 20, 2000, the date of issuance. Equis II owns Class B Interests in the Trusts. One of the Trusts indirectly owns 20,969 shares of Semele's Common Stock and indirectly holds a note receivable from Semele in the amount of $462,353 that matures in April 2003. Through its ownership of Class B Interests, Equis II holds approximately 62% of the voting interests in each of the Trusts, although it is a not entitled to vote on certain matters, principally those involving transactions with related parties. Equis II also owns the Managing Trustee of the Trusts. The Managing Trustee has a 1% carried interest in the Trusts and significant influence over the operations of the Trusts.

    In connection with the purchase of Equis II, Semele also purchased from EFG, which is controlled by Mr. Engle, the Special Beneficiary Interests in the Trusts for approximately $9.7 million. Semele purchased the Special Beneficiary Interests from EFG for $9,652,500 by delivery of a non-recourse note having a 10-year term that bears interest at 7% per year. Interest and principal payments are required to be paid only out of and to the extent of cash distributions paid to Semele on account of the Special Beneficiary Interests. At June 30, 2001, Semele had received cash distributions of $3,189,168 on account of the Special Beneficiary Interests and paid an equal amount of principal and accrued interest on the note. The outstanding balance of the note was $6,634,544 at June 30, 2001.

    Semele purchased 85% of the stock of Equis II by delivery of promissory notes to the selling Equis II stockholders having a total principal value of $19,586,000. In connection with the acquisition, Messrs. Engle and Coyne delivered back to Semele, and Semele canceled, the options that each of them held to purchase 40,000 shares of Common Stock of Semele at an exercise price of $9.25 per share that were granted to them on December 30, 1997. A portion of the notes, having an aggregate principal amount of $14,600,000, mature on October 31, 2005, and bear interest at the annual rate of 7%, of which 3% is payable on a current quarterly basis and 4% accrues to the maturity date. The first principal payment of $1,598,000 under the notes was due on May 31, 2000. Further principal payments of $2,002,000, $4,000,000, $4,000,000 and $3,000,000
are due on January 1, 2002, October 31, 2002, May 31, 2003, and the maturity date, respectively. The notes are prepayable without penalty. In November 2000, Semele obtained shareholder approval for the issuance of shares of Semele Common Stock in payment of the $1,598,000 of principal that was due on May 31, 2000, plus interest through August 31, 2000, of $99,600. The agreed upon share price for the issuance was $5.20 per share, and, accordingly, 326,462 shares were issued to Messrs. Engle and Coyne and the Engle family trusts.

    The balance of the promissory notes issued to the Equis II stockholders in connection with the purchase of 85% of Equis II, which have a total principal value of $4,986,000, have terms identical to the terms of promissory notes payable by Messrs. Engle and Coyne to Equis II ($1,901,000) and to Old North Capital Limited Partnership ($3,085,000). (Semele, through its subsidiary Ariston Corporation, has a 98% limited partnership interest in Old North Capital Limited Partnership.) Therefore, Semele is effectively the payee of notes and accrued interest from Messrs. Engle and Coyne of $4,986,000, and it is the payor of notes to Messrs. Engle and Coyne and the Engle family trusts in the same amount. Of the $4,986,000 of promissory notes issued by Semele to the selling Equis II stockholders, promissory notes having a total principal value of $1,901,000 have terms identical to promissory notes payable to Equis II from Messrs. Engle and Coyne. These notes bear interest at the annual rate of 7.5% payable quarterly, and all outstanding principal and interest is due on August 8, 2007. The $3,085,000 balance of the promissory notes issued by Semele to the selling Equis II stockholders have terms identical to a promissory note payable to Old North Capital Limited Partnership by Messrs. Engle and Coyne, which bears interest at the annual rate of 11.5% and is payable on demand. Semele intends to make the payments on the $4,986,000 of promissory notes from the proceeds of payments made by Messrs. Engle and Coyne on their indebtedness to Equis II and Old North Capital Limited Partnership. If either individual fails to make timely payments, Semele will be relieved of its obligations on the $4,986,000 of notes until the default is cured. On
January 26, 2000, Messrs. Engle and Coyne paid principal and accrued interest of $2,082,302 to Old North Capital Limited Partnership in partial payment of their respective notes. On the same date, Semele paid principal and accrued interest to Messrs. Engle and Coyne of $2,082,302 in partial payment of the notes issued to them by Semele in connection with the Equis II transaction. The outstanding balance on all the promissory notes issued to the Equis II stockholders was $2,937,205 at June 30, 2001.

    The $19,586,000 of promissory notes are general obligations of Semele secured by a pledge to the selling Equis II stockholders of the shares of Equis II owned by Semele. In the case of the $14,600,000 of promissory notes, those notes issued to Mr. Engle and to the Engle family trusts become immediately due and payable if Mr. Engle ceases to be the Chief Executive Officer and a director of Semele, except if he resigns voluntarily or is terminated for cause, and those notes issued to Mr. Coyne become immediately due and payable if Mr. Coyne ceases to be the President and a director of Semele, except if he resigns voluntarily or is terminated for cause, as cause is defined in the executives' employment agreements with Semele. In December 2000, Mr. Engle and the Engle family trusts transferred the notes and shares of Semele Common Stock issued to them in the Equis II transaction to a family corporation controlled by Mr. Engle.

    On March 8, 2000, the Trusts became guarantors of the lease payment obligations of Echelon Commercial LLC, a Delaware limited liability company, under a master lease agreement. Echelon Commercial is an affiliate of Semele and the Trusts and is controlled by Mr. Engle.

    On May 1, 1999, Semele and the Trusts formed a joint venture, EFG Kirkwood LLC, a Delaware limited liability company, for the purpose of acquiring preferred and common stock interests in Kirkwood Associates Inc. ("KAI"). Semele purchased 100% of the Class B membership interests in EFG Kirkwood and the Trusts collectively purchased 100% of the Class A membership interests in EFG Kirkwood. Generally, the holders of Class A interests are entitled to certain preferred returns before distributions are paid to the holders of Class B interests. The Trusts' interests in EFG Kirkwood constitute 50% of the voting securities of EFG Kirkwood under its operating agreement, which gives equal voting rights to the Class A and Class B interests.

    On April 30, 2000, KAI's ownership interests in certain assets and substantially all of its liabilities were transferred to Mountain Resort Holdings LLC. On May 1, 2000, EFG Kirkwood exchanged its interest in KAI for a 37.9% membership interest in Mountain Resort. Mountain Resort, through four wholly owned subsidiaries, owns and operates Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development.

    Subsequent to acquiring its interest in Mountain Resort, EFG Kirkwood acquired 50% of the membership interests in Mountain Springs Resorts LLC. Mountain Springs, through a wholly owned subsidiary, owns 80% of the Common Stock and 100% of the Class B Preferred Stock in an entity that owns Purgatory Ski resort in Durango, Colorado. Semele's ownership interest in EFG Kirkwood had an original cost of $10,735,380, including an acquisition fee of $98,866 that was paid to EFG. Semele's ownership interest in EFG Kirkwood is accounted for using the equity method. Semele recorded a loss of $511,217 for the year ended December 31, 2000.

    On March 1, 1999, Semele and two of the Trusts formed EFG/Kettle Development LLC, a Delaware limited liability company, for the purpose of acquiring a 49.9% indirect ownership interest in a real estate development project in Kelowna, British Columbia, Canada, called Kettle Valley. The project, which is being developed by Kettle Valley Development Limited Partnership, consists of approximately 280 acres of land that is zoned for 1,120 residential units in addition to commercial space. To date, 97 residential units have been constructed and sold and ten additional units are under construction. A subsidiary of Semele became general partner of Kettle Valley Development Limited Partnership on March 1, 1999. The remaining equity interests in the project are owned by a third party. Semele's ownership interest had a cost of $8,837,500, of which $6,204,347 was paid in cash and $2,633,153 was paid with a non-recourse installment note. The note matures on December 1, 2001, and bears interest at the annual rate of 7.5%. The outstanding principal balance of the note was $434,579 at June 30, 2001. During 2000, Semele decreased its investment in Kettle Valley by $179,958, and during the six months ended June 30, 2001, by an additional $1,004,946, to reflect its share of the project's net loss.

    On August 31, 1998, Semele acquired all the Common Stock of Ariston Corporation, a Delaware corporation, for $12,450,000, of which $10.45 million was paid with a note. Semele acquired Ariston from EFG, which is controlled by Mr. Engle. Ariston is a holding company with two investments, (i) an equity interest in AFG International Limited Partnership, a Massachusetts limited partnership which owns two commercial buildings leased to a major educational institution, and (ii) a 98% limited partnership interest in Old North Capital Limited Partnership ("ONC"), a Massachusetts limited partnership which owns equity interests in the Trusts and eleven other limited partnerships established by EFG's predecessor. The remaining 2% of ONC, including the general partner interest, is owned by Messrs. Engle and Coyne and a third party and controlled by Mr. Engle. The note bears interest at the annual rate of 7%, but requires principal amortization and payment of interest only to the extent of cash distributions paid to Semele in connection with the partnership interests owned by Ariston. The note matures on August 31, 2003, and is secured by a pledge of the Common Stock of Ariston. In October 1998, Ariston declared and paid a cash distribution of $2,020,000 to Semele; however, future cash distributions by Ariston require the consent of EFG until Semele's obligation to EFG under the note is repaid. On January 26, 2000, Semele made principal and interest payments of $2,031,504 and $50,798, respectively, on the note. The outstanding principal balance at June 30, 2001, was $8,418,496.

    Effective May 6, 1997, EFG entered into an agreement to provide administrative services to Semele. Administrative costs, primarily salaries and general and administrative expenses, of $153,474 in 2000, $153,823 in 1999 and $152,201 in 1998 were incurred by EFG on behalf of Semele for services provided by EFG personnel on Semele-related matters. As one of its administrative services, EFG serves as the paying agent for general and administrative costs of Semele. As part of providing this payment service, EFG maintains a bank account on behalf of Semele. EFG also provides asset management and other services to the Trusts and is compensated for those services based upon the nature of the underlying transactions. For equipment reinvestment acquisition services, EFG is paid an acquisition fee equal to 1% of base purchase price. For management services, EFG is paid a management fee equal to 5% of lease revenues earned from operating leases and 2% of lease revenues earned from full-payout leases. In 1999, the Trusts paid or accrued $2,495,097, and in 2000, $1,686,893, to EFG for such services. Operating expenses incurred by the Trusts to third parties are paid by EFG on behalf of the Trusts and EFG is reimbursed at its actual cost for such expenditures.

    On April 30, 1997, Semele entered into an Exchange Agreement (as amended August 7, 1997) with Equis Exchange L.L.C., EFG and three partnerships managed by EFG, AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AIP/Larkfield Limited Partnership (the "Partnerships"). The Partnerships are effectively controlled by Mr. Engle. Pursuant to the Agreement, Semele issued 198,700 shares of Semele's Common Stock to the Partnerships at a price of $15.00 per share and received cash proceeds of $2,480,500, net of related costs of $500,000. In addition, the Partnerships made a three-year loan to Semele in the amount of $4,419,500. The loan, which originally matured on April 30, 2000, and which has been extended to April 30, 2003, bears interest at the rate of 10% per annum with mandatory principal reductions prior to maturity if and to the extent net proceeds are received from the sale or refinancing of Semele's Rancho Malibu property. One of the Trusts had an interest in one of the Partnerships and, accordingly, indirectly owns $462,353 of the loan and 20,969 of the shares of Semele Common Stock owned by the Partnerships.

REPORT OF THE AUDIT COMMITTEE.

    The audit committee reviews the scope of and the results of the audit by the independent public accountants and review the adequacy of the Company's internal accounting and financial controls.

    The current members of the audit committee are Messrs. Auch, Bartlett and Ungerleider. All are independent as that term is defined in Section 4200(a)(14) of the National Association of Securities Dealers' listing standards The audit committee operates under a written charter approved by the Board of Directors.

    In fulfilling its oversight responsibilities regarding Semele's financial statements for the year ended December 31, 2000, the audit committee reviewed with management and the independent auditors the audited financial statements included in Semele's annual report on Form 10-KSB. This review included a discussion of the quality, and not just the acceptability, of Semele's accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and other matters required for discussion under Statement of Accounting Standards No. 61.

    The audit committee received and reviewed the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1. Further, the audit committee recommended to Semele's Board of Directors, and the Board approved, that Semele's audited financial statements for the year ended December 31, 2000, be included in the annual report on Form 10-KSB as filed with the Securities and Exchange Commission.

    Audit Committee:

    Walter E. Auch, Sr.
    Joseph W. Bartlett
    Robert M. Ungerleider

                             STOCKHOLDER PROPOSALS

    Stockholder proposals for the 2002 Annual Meeting of Stockholders must be received by Semele at its executive office in Westport, Connecticut, on or prior to March 3, 2002, for inclusion in Semele's Proxy Statement for that meeting. Any stockholder proposal must also meet the other requirements for stockholder proposals as set forth in the rules of the SEC relating to stockholder proposals.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, no business other than that discussed above is to be acted upon at the Meeting. If other matters not known to the Board should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

    YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE SEMELE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                                SEMELE GROUP INC.
                                 200 NYALA FARMS
                           WESTPORT, CONNECTICUT 06880

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Gary D. Engle and James A. Coyne, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock, par value $.10 per share, of Semele Group Inc. held of record by the undersigned on October 11, 2001, at the Annual Meeting of Stockholders when convened on November 27, 2001, and any adjournment thereof.

         THIS PROXY, IF PROPERLY EXECUTED AND RECEIVED IN TIME FOR VOTING, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY, IF PROPERLY EXECUTED AND RECEIVED IN TIME FOR VOTING, WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS ACTING UNDER THE PROXIES ON OTHER MATTERS PRESENTED FOR A VOTE.

[X]      PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.


1.   Election of      FOR       AGAINST                     PROPOSAL to elect one  director to hold office until the
     Directors        [  ]      [  ]                        2004 Annual  Meeting of Stockholders, or otherwise as
                                                            provided in Semele's By-Laws (check one box).
                                                            NOMINEES:  James A. Coyne
For, except vote withheld from the following
nominee(s):


--------------------------------------------


2.   Selection of     FOR      AGAINST        ABSTAIN        PROPOSAL to concur in the appointment of Ernst & Young
     Independent      [  ]     [  ]           [  ]           LLP as Semele's independent auditor for the year
     Auditor                                                 ending December 31, 2001 (check one box).


                                    PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN
                                    THIS CARD USING THE ENCLOSED ENVELOPE


SIGNATURE(S)________________________________________  DATE_____________________

NOTE: Sign exactly as name appears above. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If corporation, please sign in corporate name by President or authorized officer. If partnership, sign in full partnership name by authorized person.